UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2020

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 30, 2020, EnerSys held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of EnerSys voted on the following proposals stated in the Proxy Statement dated June 19, 2020.

The proposals voted on by the stockholders of EnerSys at the Annual Meeting were as follows:

Proposal No. 1: The stockholders elected the following director nominees to the Board of Directors, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Caroline Chan	37,531,807	307,361	33,664	854,072
Steven M. Fludder	37,530,449	307,946	34,437	854,072
Paul J. Tufano	36,936,721	901,752	34,359	854,072

Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as EnerSys’ independent registered public accounting firm for the fiscal year ending March 31, 2021, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,180,664	1,515,043	31,197	0

Proposal No. 3: The stockholders approved the advisory vote to approve EnerSys’ named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,356,251	1,478,238	38,343	854,072

Proposal No. 4: The stockholders approved an advisory vote to conduct an annual advisory vote to approve EnerSys’ named executive officer compensation, as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
36,473,419	4,092	1,359,825	35,496	854,072

Based upon a majority of votes cast by stockholders, on an advisory basis, at this Annual Meeting in favor of holding future non-binding advisory votes on the compensation of EnerSys' named executive officers (“Say on Pay”) on an annual basis and a recommendation to hold an annual Say on Pay vote by the Compensation Committee, the Board of Directors has determined that it will include an annual Say on Pay vote in its proxy materials until the next non-binding advisory vote on the frequency of holding future non-binding advisory votes on the compensation of EnerSys' named executive officers. As previously disclosed in the Proxy Statement dated June 19, 2020, and as permitted under rules promulgated by the Securities and Exchange Commission, EnerSys currently intends to hold such vote at its annual meeting of stockholders in 2026.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: July 31, 2020	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer